SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                  ---------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934






             DATE OF REPORT (DATE OF EARLIEST EVENT REPORT): 2-3-03



                        AMERON INTERNATIONAL CORPORATION
             (Exact name of Registrant as Specified in its Charter)


         Delaware                         1-9102              77-0100596
(State or other jurisdiction           (Commission           (IRS Employer
    of Incorporation)                    File No.)        Identification Nol.)


              245 South Los Robles Ave., Pasadena, California 91101
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (626) 683-4000

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Item 5.  Other Events

The attached announcement was released to the news media on February 3, 2003.













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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            AMERON INTERNATIONAL CORPORATION



Date:    February 4, 2003           By:  /s/ Javier Solis
                                         ---------------------------------
                                         Javier Solis
                                         Senior Vice President & Secretary

               Ameron Announces Favorable Resolution of CAP Suit

    PASADENA, Calif.--(BUSINESS WIRE)--Feb. 3, 2003--Ameron International Corporation (NYSE:AMN) today announced that a final settlement had been reached in a long-standing dispute involving the U.S. Bureau of Reclamation and other parties regarding pipe siphons manufactured by Ameron in the 1970's for the Central Arizona Project (CAP).
    James S. Marlen, Ameron's Chairman, President and Chief Executive Officer, commented, "We are satisfied with the resolution of this issue which has been ongoing for over 10 years. Ameron will receive sufficient reimbursement from its own and a supplier's insurance companies to fully cover the settlement. We are extremely pleased to put this issue behind us."
    Ameron International Corporation is a multinational manufacturer of highly-engineered products and materials for the chemical, industrial, energy, transportation and infrastructure markets. Traded on the New York Stock Exchange
(AMN), Ameron is a leading producer of water transmission lines; high-performance coatings and finishes for the protection of metals and structures; fiberglass-composite pipe for transporting oil, chemicals and corrosive fluids and specialized materials and products used in infrastructure projects. The Company operates businesses in North America, South America, Europe, Australasia and Asia. It also participates in several joint-venture companies in the U.S., Saudi Arabia, Kuwait, Egypt and Mexico.

    Cautionary statement for purposes of the "Safe Harbor" provisions of The Private Securities Litigation Reform Act of 1995: Any statements in this report that refer to the estimated or anticipated future results of Ameron International Corporation ("Ameron" or the "Company") are forward-looking and reflect the Company's current analysis of existing trends and information. Actual results may differ from current expectations based on a number of factors affecting Ameron's businesses, including competitive conditions and changing market situations. Matters affecting the economy generally, including the state of economies worldwide, can affect Ameron's results. Forward-looking statements represent the Company's judgment only as of the date of this report. Since actual results could differ materially, the reader is cautioned not to rely on these forward-looking statements. Moreover, Ameron disclaims any intent or obligation to update these forward-looking statements.

    CONTACT: Ameron International Corporation
             James S. Marlen/Gary Wagner, 626/683-4000